Exhibit 10.8

                               INTER-CON/PC, INC.
                        1997 DIRECTORS' STOCK OPTION PLAN

         1. PURPOSE OF THE PLAN. The purpose of this Inter-Con/PC, Inc. 1997 Directors' Stock Option Plan is to attract and retain the best available individuals for service as Outside Directors of the Company and provide additional incentive to the Outside Directors of the Company to serve as Directors.

                  None of the options granted hereunder shall be "incentive stock options" within the meaning of Section 422 of the Code (as hereinafter defined).

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" shall mean the Common Stock of the Company, $.001 par value per share.

                  (d) "Company" shall mean Inter-Con/PC, Inc., a Minnesota corporation.

                  (e) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

                  (f)      "Director" shall mean a member of the Board.

                  (g) "Employee" shall mean any person, including officers and Directors, employed by the Company or any parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (i) "Option" shall mean a stock option granted pursuant to the Plan.

                  (j) "Optioned Stock" shall mean the Common Stock subject to an Option.

                  (k) "Optionee" shall mean an Outside Director who receives an Option.

                  (l) "Outside Director" shall mean a Director who is not an Employee.

                  (m) "Parent" shall mean a "parent corporation," as defined in Section 425(e) of the Code, whether now or hereafter existing.

                  (n) "Plan" shall mean this Inter-Con/PC, Inc. 1997 Directors' Stock Option Plan.

                  (o) "Shares" shall mean shares of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                  (p) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in
                           Section 425(f) of the Code.





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         3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 100,000 Shares of Common Stock.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for issuance on exercise of future options granted under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

         4. ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

         4.01 Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

         4.02 Procedure for Grants. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                  (a) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                  (b) Each Outside Director shall be automatically granted an Option (an "Initial Grant") to purchase 12,000 Shares on the date on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy. Options granted under this Section 4.02(b) shall become vested and thereby exercisable with respect to 331/3% of such Initial Grant six months after the date of such Initial Grant, with respect to an additional 331/3% of the initial Grant twelve (12) months after the date of the Initial Grant and with respect to the remaining 331/3% of the Initial Grant twenty-four (24) months after the date of the Grant; provided, however, any unvested portion of an Initial Grant shall vest only if the Outside Director remains a Director on the date such portion vests.

                  (c) Each Outside Director shall automatically receive, on the date of each Annual Meeting of Shareholders, an Option to purchase 3,000 Shares of the Company's Common Stock, such Option to become exercisable six (6) months subsequent to the date of grant; provided however, that such Option shall only be granted to Outside Directors who have served since the date of the last Annual Meeting of Shareholders and will continue to serve after the date of grant of such Option.

                  (d) The terms of an Option granted hereunder shall be as follows:

                           (i) the term of the Option shall be ten (10) years
                  from the date the Option is granted.

                           (ii) the Option shall be exercisable only while the
                  Outside Director remains a Director of the Company, except as set forth in Section 7 hereof.

                           (iii) the exercise price per Share shall be 100 % of
                  the fair market value per Share on the date of grant of the Option.

         4.03 Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section
6.02 of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 6.01 of the Plan; (iii) to interpret the Plan;



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(iv) to prescribe, amend and rescind rules and regulations relating to the Plan;
(v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and
(vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

         4.04 Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

         5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4.02 hereof.

                  The Plan does not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which a Director of the Company may have to terminate his or her directorship at any time.


         6. EXERCISE PRICE AND CONSIDERATION.

         6.01. Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

         6.02. Determination of Fair Market Value. If, at any time fair market value of Common Stock is to be determined, the Company's Common Stock is publicly traded, then "fair market value" shall, for purposes of this Plan, mean:

                  (a) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or

                  (b) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or

                  (c) the closing bid price (or average of bid prices) of the Common Stock last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange or reported on the NASDAQ National Market List.

However, if the Common Stock is not publicly traded at the time fair market value of Common Stock is to be determined, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors in good faith it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

         6.03. Form of Consideration. Subject to compliance with applicable provisions of Section 16(b) of the Exchange Act, (or other applicable law), the consideration to be paid for the Shares to be issued upon exercise of any Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, (ii) check, (iii) other Shares which have a fair market value on the date of exercise equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a fair market value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price,
(vi) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement,
(vii) any combination of the foregoing methods of payment, or (viii) such other consideration and method of payment for the issuance of Shares as may be permitted under applicable laws.


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         7. EXERCISE OF OPTION.

         7.01. Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall become exercisable at such times as set forth in Section
4.02 hereof.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been give to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment determined by the Board and allowable under Section 6.03 of the Plan.

                  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         7.02. Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he or she may, but only within five (5) years after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it on the last day of his or her service as a Director; provided, however, that in no event may an Option be exercised after the expiration of the term of the Option set forth in Section 4.02(d)(i). To the extent that an Outside Director was not entitled to exercise an Option on the date the Outside Director ceases to be a Director of the Company, or if he or she does not exercise such option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

         8. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION OR MERGER.


         9.01. Changes in Capitalization. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws; provided however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

         9.02. Dissolution or Merger. In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, a transaction or series of related transactions in which one hundred percent (100%) of the then outstanding voting stock is sold or otherwise transferred, or the sale of substantially all of the assets of the Company, any or all outstanding Options shall, notwithstanding any contrary terms of the written agreement governing such Option, accelerate and become exercisable in full at least ten days prior to (and shall expire



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on) the consummation of such dissolution, liquidation, merger or sale of stock or sale of assets on such conditions as the Board shall determine unless the successor corporation assumes the outstanding Options or substitutes substantially equivalent options.

         10. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes be the date determined in accordance with Section 4.02 hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

         11. ADOPTION, AMENDMENT AND TERMINATION OF THE PLAN.

         11.01 Adoption. This Plan was adopted by the Board and approved by the shareholders of the Company on March 6, 1997.

         11.02. Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuance shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent.

         11.03. Effect of Amendment and Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         12. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                  The inability of the Company, as determined by the Company's counsel, to lawfully issue and sell any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares.

         13. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of the Shares available for issuance pursuant to this Plan as shall be sufficient to satisfy the requirements of the Plan.

         14. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

                   AMENDMENT OF DIRECTORS' STOCK OPTION PLAN

         WHEREAS, the Board of Directors and shareholders of the Company have adopted and approved the Inter-Con/PC, Inc. 1997 Directors' Stock Option Plan ("Directors' Plan") effective March 6, 1997;




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         WHEREAS, the Board of Directors and shareholders desire to amend the
Directors' Plan to increase the number of shares authorized to be optioned and sold under the Directors' Plan and to increase the number of shares subject to options to be granted to each Outside Director:

         WHEREAS, the Board and shareholders have determined that said proposed Amendments will assist the Company in obtaining and retaining qualified personnel in positions as Outside Directors and therefore would be in the best interest of the Company;

         NOW, THEREFORE, BE IT:

         RESOLVED, that the first sentence of Section 3 of the Directors' Plan is hereby amended in its entirety to read as follows:

                  "Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 150,000 Shares of Common Stock."

         RESOLVED FURTHER, that the first sentence of Section 4.02(b) of the Plan is hereby amended in its entirety to read as follows:

                  "(b) Each Outside Director shall be automatically granted an Option ("Initial Grant") to purchase 24,000 Shares on the date on which such person becomes a Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy."

         RESOLVED FURTHER, that Section 4.02(c) of the Plan is hereby amended in its entirety to read as follows:

                  "(c) Each Outside Director shall automatically receive, on the date of each Annual Meeting of Shareholders, an Option to purchase 6,000 Shares of the Company's Common Stock, such Option to become exercisable six (6) months subsequent to the date of grant; provided however, that such Option shall only be granted to Outside Directors who have served since the date of the last Annual Meeting of Shareholders and will continue to serve after the date of grant of such Option."

         RESOLVED FURTHER, that the foregoing resolutions amending Sections 4.02(b) and 4.02(c) of the Directors' Plan shall be effective and apply retroactively to all Options granted to Outside Directors elected on or after May 30, 1997.




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